Exhibit 99.1

KPMG LLP
Suite 4000
1735 Market Street
Philadelphia, PA 19103-7501

Independent Accountants’ Agreed-Upon Procedures Report

Hildene TruPS Securitization 5, Ltd. (the “Issuer”)

Hildene Structured Advisors, LLC (the “Collateral Manager”)

U.S. Bank Trust Company, National Association (the “Trustee”)

Piper Sandler & Co. BofA Securities, Inc.

KKR Capital Markets LLC

(together, the “Specified Parties”)

Re: Hildene TruPS Securitization 5, Ltd. – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HITR 5 Reset Portfolio 8.28.26 - External.xlsx” provided by the Collateral Manager on August 31, 2026, on behalf of the Issuer, containing information on 88 Collateral Obligations as of August 28, 2026 (the “Data File”), related to the requirements set forth in Section 7.20(a) of the Indenture dated March 2, 2023, as amended by the First Supplemental Indenture dated March 19, 2026 and the Second Supplemental Indenture dated

August 28, 2026 (the “Indenture”), among the Issuer, Hildene TruPS Securitization 5, LLC as Co-Issuer, and the Trustee. The Issuer is responsible for the specified attributes in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

All capitalized terms used herein, which are defined in the Indenture, are used with the meanings set forth therein. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts were within $1.00.
•	The term “Loan Files” means the following electronic copies of source documents provided by the Collateral Manager, on behalf of the Issuer, for the Collateral Obligations:
–	“Security Indenture” means security indentures, Form 10-K or prospectuses for certain Collateral Obligations and includes full documents, excerpts, addendums, and/or amendments.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

–	“Position Report” means a report containing Principal Balance information for the Collateral Obligations, which we were informed was generated from the Trustee’s internal system as of August 31, 2026.
–	“Federal Register Benchmark Replacement” means a release by the Federal Reserve System dated as of January 26, 2023, on regulations implementing the Adjustable Interest Rate (LIBOR) Act.

–	“Note Valuation Report” means a report containing information on asset characteristics including type of Collateral Obligation, applicable Reference Rate, spread, maturity, holding company, and operating company.
•	The term “S&P Global Information” means information obtained from the S&P Global Market Intelligence, Inc. website. We make no representation regarding the validity or accuracy of this information.
•	The term “Bloomberg Information” means information obtained from Bloomberg L.P. We make no representation regarding the validity or accuracy of this information.
•	The term “Source Information” means the Loan Files, S&P Global Information, Bloomberg Information and the Indenture.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Collateral Manager. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we performed and the associated findings are as follows:

For each Collateral Obligation included in the Data File, we compared the specified attributes listed in the attribute column of the table below to or using the corresponding information included in the Source Information listed in the source information column of the table below. The Source Information is listed in the order of priority.

Attribute	Source Information

Principal Balance (“Notional”)	Position Report, Security Indenture

Type of Collateral Obligation (“Note Type”)	Security Indenture, Note Valuation Report, S&P Global Information, Bloomberg Information

Applicable Reference Rate (“Floating Rate Reference”)	Security Indenture, Note Valuation Report, Federal Register Benchmark Replacement, S&P Global Information, Bloomberg Information

Spread (“Floating Rate Spread”)	Security Indenture, Federal Register Benchmark Replacement, Note Valuation Report, S&P Global Information, Bloomberg Information

Maturity (“Maturity Date”)	Note Valuation Report, Security Indenture, Bloomberg Information

Type of company (“Issuer Type”)	S&P Global Information

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Attribute	Source Information

Holding company (“Issuer Holdco Name”)	Note Valuation Report, Security Indenture, S&P Global Information

Operating company (“Issuer Largest Operating Subsidiary Name”)	S&P Global Information

We found such information to be in agreement.

We were engaged by the Issuer to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Source Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Issuer, (ii) the physical existence of the Collateral Obligations, (iii) the reliability or accuracy of the Source Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Collateral Obligations to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Collateral Obligations being securitized,

(iii) the compliance of the originator of the Collateral Obligations with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Collateral Obligations that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

Philadelphia, Pennsylvania September 11, 2026

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